Exhibit 32.1

                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of China Finance, Inc. on Form 10-QSB for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Zhiyong Xu, Chief Executive Officer and Chairman of the Board of China Finance, Inc., certify, pursuant to 18 U.S.C.
Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Report fully complies in all material  respects with the  requirements of
Section  13(a) or  15(d)  of the  Securities  Exchange  Act of 1934;  and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of China Finance, Inc. as of and for the period covered by the Report.

            Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.


Dated:  August ____, 2005               /s/
                                        -----------------------------------
                                        Zhiyong Xu
                                        Chief  Executive  Officer and  Chairman
                                        of the Board


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